SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |_|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |X|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_|   Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule
            240.14a-12

                               EP MedSystems, Inc.
                              --------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                       1

                               EP MedSystems, Inc.
                          100 Stierli Court - Suite 107
                            Mount Arlington, NJ 07856

                                                                   June 23, 2000

Dear Shareholder,

      You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on Tuesday, July 18, 2000, at 10:00 a.m., local time, at the Four Points Hotel by Sheraton, 15 Howard Boulevard, Mount Arlington, New Jersey.

      The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

      Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed envelope.

Sincerely,


/s/ David A. Jenkins
------------------------------------
David A. Jenkins
Chairman of the Board,
President and Chief Executive Officer

                               EP MEDSYSTEMS, INC.
                          100 Stierli Court - Suite 107
                            Mount Arlington, NJ 07856

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD TUESDAY, JULY 18, 2000

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EP MedSystems, Inc., a New Jersey corporation (the "Company"), will be held at the Four Points Hotel by Sheraton, 15 Howard Boulevard, Mount Arlington, New Jersey, at 10:00 a.m., local time, on Tuesday, July 18, 2000 for the following purposes:

      (1) To elect (i) one (1) Class II director to the Board of Directors to serve a three (3) year term and until such director's successor shall be duly elected and qualified.

      (2) To approve an amendment to and restatement of the 1995 Long Term Incentive Plan;

      (3)   To approve an amendment to and restatement of the 1995 Director
            Plan;

      (4) To ratify the appointment of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 2000; and

      (5) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on June 13, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      Your attention is directed to the attached Proxy Statement for further information regarding each proposal to be made. All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To ensure representation at the Annual Meeting, shareholders are urged to mark, sign, date and return the enclosed Proxy as promptly as possible, even if they plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for this purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a Proxy if the Proxy is revoked in the manner set forth in the accompanying Proxy Statement.

                                         By Order of the Board of Directors,


                                         /s/ Joseph M. Turner
                                         -----------------------------------
                                         Joseph M. Turner
                                         Chief Financial Officer,
                                         Treasurer and Secretary

June 23, 2000

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY.

                               EP MEDSYSTEMS, INC.
                          100 Stierli Court - Suite 107
                        Mount Arlington, New Jersey 07856

                               PROXY STATEMENT FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  JULY 18, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EP MedSystems, Inc. (the "Company" or "EP MedSystems") of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Four Points Hotel by Sheraton, 15 Howard Boulevard, Mount Arlington, New Jersey, at 10:00 a.m., local time, on Tuesday July 18, 2000 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The principal executive offices of the Company are located at 100 Stierli Court - Suite 107, Mount Arlington, New Jersey 07856. This Proxy Statement and accompanying form of proxy and Annual Report to Shareholders are being mailed to shareholders on or about June 26, 2000.

Record Date and Outstanding Shares

      Holders of record of the Company's common stock, no par value, $.001 stated value per share (the "Common Stock"), at the close of business on June 13, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date there were 11,738,167 shares of Common Stock outstanding.

Revocability of Proxies

      Shares represented at the Annual Meeting by properly executed proxies in the accompanying form will be voted at the Annual Meeting and, where the shareholder giving the proxy specifies a choice, the proxy will be voted in accordance with the specification so made. A proxy given for use at the Annual Meeting may be revoked by the shareholder giving the proxy at any time prior to the exercise of the powers conferred thereby. A proxy may be revoked either by
(i) filing with the Secretary of the Company prior to the Annual Meeting, at the Company's principal executive offices, either a written revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Presence at the Annual Meeting will not revoke the shareholder's proxy unless such shareholder votes in person.

Quorum and Voting

      Holders of Common Stock will be entitled to one vote per share. Action may be taken on a matter submitted to shareholders at the Annual Meeting only if a quorum exists. A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, constitutes a quorum at a meeting of the shareholders.

      Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights in the election of directors. Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions or broker non-votes are not counted as votes cast on any matter to which they relate and, therefore, will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum.

Solicitation of Proxies

      The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement, will be paid by the Company. The solicitation will be made by use of the mails, through brokers and banking institutions, and by officers and other employees of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile transmission.

                   PROPOSAL #1. ELECTION OF CLASS II DIRECTOR

General

      The Company's By-Laws provide that the number of directors, as determined from time to time by the Board of Directors, shall not be less than three (3) nor more than eleven (11). Pursuant to the By-Laws, the Board of Directors has set the number of directors at four (4). The Company's Amended and Restated Certificate of Incorporation provides that the directors shall be divided into three (3) classes as nearly equal in number as possible. The current term of Class I directors expires at the 2002 Annual Meeting, the initial term of Class II directors to be elected at this meeting expires at the 2003 Annual Meeting and the current term of the Class III directors expires at the 2001 Annual Meeting. Thereafter, the successors to each class of directors whose terms expire at succeeding annual meetings, will be elected to hold office for a term expiring at the Annual Meeting of Shareholders held in the third year following the year of their election.

      The Class II director whose term expires at the 2000 Annual Meeting of Shareholders is Darryl D. Fry who has been nominated by the Board to stand for reelection as a Class II director at the Annual Meeting, to hold office for a three (3) year term and until his successor is duly elected and qualified. The Board of Directors has no reason to believe that Mr. Fry will be unable or unwilling to serve as a director. If, however, Mr. Fry becomes unavailable, the proxies will have discretionary authority to vote for a substitute Class II nominee.

      In the absence of instructions to the contrary, a properly signed and dated proxy will vote the shares represented by that proxy "FOR" the election of Mr. Fry as a Class II director. The affirmative vote of a plurality of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to elect the Class II director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DARRYL D. FRY AS A CLASS II DIRECTOR.

Information Regarding Nominee and Continuing Directors

      The following information with respect to the principal occupation or employment, other affiliations and business experience during the past five (5) years of the Class II nominee and each continuing director has been furnished to the Company by each director.

Nominee for continued service as a director whose term expires in 2003 (Class II Director):

            Darryl D. Fry (age 61) has served as a director of the Company since September 1999, when he was elected by the Board of Directors to fill a vacancy. From December 1993 until his retirement in January 1999, Mr. Fry served as Chairman (until his retirement), President (until January 1997) and Chief Executive Officer (until May 1998) of Cytec Industries, Inc., a New York Stock Exchange listed company. Mr. Fry continues to serve as a director of Cytec and Fortis Inc. Mr. Fry also served as a director of North American Van Lines, Inc. until this year.

Director not standing for election this year whose term expire in 2002 (Class I Director):

            John E. Underwood (age 58) has served as a director of the Company since June 1998. Since 1985, Mr. Underwood has served as the founder and President of Proteus International, a privately-held venture banking and venture consulting concern with offices in Mahwah, New Jersey. Prior to founding Proteus, Mr. Underwood held senior management positions with Pfizer, General Electric and Becton Dickinson.

Directors not standing for election this year whose terms expire in 2001 (Class III Directors):

            David A. Jenkins (age 42) is a co-founder, the Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Jenkins has served as the President, Chief Executive Officer and a director of the Company since 1993 and as Chairman since 1995. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and then Chairman of the Board of Directors of Arrhythmia Research Technology, Inc., a publicly held company involved in the sale and distribution of electrophysiology products.

            David W. Mortara, Ph.D. (age 59) has served as a director of the Company since November 1995. Dr. Mortara founded and has served as the Chairman and Chief Executive Officer of Mortara Instrument, Inc. ("MII"), a privately-held manufacturer and supplier of electrocardiography equipment, since 1982. Prior to founding MII, Dr. Mortara was Vice President, Engineering at Marquette Electronics, Inc. He has authored numerous scientific publications on signal processing for electrocardiography and currently serves as co-chair of AAMI's ECG Standards Committee.

Compensation of Directors

Darryl D. Fry was granted an option to purchase 60,000 shares of common stock at $3.00 per share upon his appointment to serve on the Board of Directors. These options were issued under the 1995 Director Option Plan upon his appointment to the Board. These options vest at a rate of 1,000 shares per month of service on the Board. The directors are reimbursed for their reasonable travel expenses incurred in performance of their duties as directors. During 1999, no other directors of the Company received cash or other compensation for services on the Board of Directors or any committee thereof.

1995 Director Option Plan

The Company's 1995 Director Option Plan was adopted by the Board of Directors and the shareholders in November 1995. The 1995 Director Option Plan is proposed to be amended and restated at the July 18, 2000 Annual Meeting. (See Proposal #3). A total of 360,000 shares of Common Stock of the Company are available for issuance under the 1995 Director Option Plan and options to purchase 180,000 shares were outstanding as of December 31, 1999. The 1995 Director Option Plan provides for grants of "director options" to eligible directors of the Company and for grants of "advisor options" to eligible members of the Scientific Advisory Board. Director options and advisor options become exercisable at the rate of 1,000 shares per month, commencing with the first month following the date of grant for so long as the optionee remains a director or advisor, as the case may be. The 1995 Director Option Plan is administered by the Plan Committee of the Company, which determines the optionees and the terms of the options granted, including the exercise price and the number of shares subject to the options. The 1995 Director Option Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

Information Regarding Committees of the Board of Directors and Meetings

      The Company's Board of Directors has established an Audit Committee, a Compensation Committee and a Plan Committee. The Company does not have a Nominating Committee. During the year ended December 31, 1999, there were four
(4) meetings of the Board of Directors at which all then current directors were present except for one meeting which one director did not attend. There was one
(1) meeting of each of the Audit Committee, Compensation Committee and Plan Committee during 1999 at which all members were present.

      Audit Committee. The Company has an Audit Committee of the Board of Directors, at least a majority of whom must be "independent directors" (as defined in the rules of the National Association of Securities Dealers, Inc.), to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, avpprove professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls. Currently, Messrs. Mortara and Underwood are members of the Audit Committee. By written action effective as of May 31, 2000 the Audit Committee adopted a formal written Audit Committee charter in compliance with the recent Nasdaq Market Place Rules.

      Compensation Committee. The Company has a Compensation Committee of the Board of Directors consisting of two (2) or more non-employee directors, who may not receive options under the 1995 Long Term Incentive Plan (the "1995 Plan"), to determine compensation for the Company's executive officers and to administer the 1995 Plan. Currently, Messrs. Mortara and Underwood are members of the Compensation Committee.

      Plan Committee. Historically, the Company has had a Plan Committee of the Board of Directors consisting of two (2) or more directors to administer the Company's Director Plan, none of whom were eligible to participate in such Plan. Currently, Mr. Jenkins is the sole member of the Plan Committee.

              [The remainder of this page is intentionally blank.]

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

         The following table sets forth certain information regarding the current executive officers and certain key employees of the Company:

                                                                                          OFFICER
NAME                          AGE      POSITION                                            SINCE
-------------------------   ------     -------------------------------------------       --------
David A. Jenkins              42       Chairman of the Board, President and Chief          1993
                                       Executive Officer

Joseph M. Turner              37       Chief Financial Officer, Treasurer and              1999
                                       Secretary

J. Randall Rolston            53       Vice President, Sales and Marketing                 1998

C. Bryan Byrd                 39       Vice President, Engineering and Operations          1993

Joseph C. Griffin, III        40       Vice President, Regulatory Affairs                 1993 (1)

      David A. Jenkins is a founder and currently Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Jenkins served as the President of the Company since its inception in 1993. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and then Chairman of the Board of Directors of Arrhythmia Research Technology, Inc. He also serves as a director of Transneuronix, Inc., a privately held company.

      Joseph M. Turner joined the Company as Chief Financial Officer, Treasurer and Secretary of the Company effective February 1, 1999. Mr. Turner served as Chief Financial Officer and Treasurer of Tri-Seal International, a thermoplastic extrusion company from 1994 to 1999. Prior to joining Tri-Seal International, he was employed at PricewaterhouseCoopers, LLP from 1985-1994. Mr. Turner is a certified public accountant.

      J. Randall Rolston is the Vice President, Sales and Marketing of the Company. Mr. Rolston joined the Company in September 1996 as National Sales Manager and was named Vice President, Sales in April 1998. Prior to joining the Company, Mr. Rolston was employed in various sales management positions at Cordis Webster, an electrophysiology catheter company owned by Johnson & Johnson. Prior to Cordis Webster, Mr. Rolston held various sales management positions, including 15 years at American Edwards prior to its merger with Baxter Healthcare Corporation.

      C. Bryan Byrd is the Vice President, Engineering and Operations of the Company. Mr. Byrd joined the Company in April 1993 to oversee software development for new products. From 1989 to 1993, he co- founded and served as the Director of Engineering for BioPhysical Interface Corp. where he was responsible for developing automated computerized monitoring equipment for pacemaker and open heart operating rooms and follow-up clinics. Before that, he was a software engineer working on products for Medtronic, where he developed the ValveBase, PaceBase(TM) and TeleTrace(R)software modules and before that with Mt. Sinai Medical Center in Miami Beach, Florida.

      Joseph C. Griffin, III was the Vice President, Regulatory Affairs of the Company. Mr. Griffin founded Professional Catheter Corporation, the predecessor to ProCath, in 1990 and served as its President until the Company acquired its business in 1993. Before that, Mr. Griffin was Manager of Research and Development at Oscor Medical Corporation, a manufacturer of implantable pacing leads, and Director, Research and Development and Technical Services at Nova Medical Specialties, Inc., a division of B. Braun of America. Mr. Griffin has more than 18 years experience in the design, development, regulation and manufacture of cardiac catheters and has served as a member of the Health Industry Manufacturers Association Pacemaker Task Force, the Electrode Catheter Task Force and the Society of Manufacturing Engineers.
--------------------------------------------------------------------------------
(1) Mr. Griffin retired from the Company effective June 1, 2000.

Executive Compensation

The following summary compensation table sets forth certain information concerning compensation paid or accrued to the Company's five most highly paid executive officers (the "Named Executive Officers") for services rendered in all capacities for the years ended December 31, 1999, 1998 and 1997. No other executive officer of the Company was paid a salary and bonus aggregating greater than $100,000 during such time periods.

                           Summary Compensation Table

                                              Annual Compensation            Long Term Compensation
                                          --------------------------         ----------------------
       Name and Principal                              Salary       Bonus     Securities Underlying
            Position                       Year           $             $            Options
------------------------------------      ------    ---------      ------     ---------------------
David A. Jenkins                           1999      $203,750          $0               0
Chairman, President and                    1998      $150,833          $0               0
Chief Executive Officer                    1997      $145,000          $0               0

J. Randall Rolston (1)                     1999      $158,851          $0           15,922 (5)
Vice President, Sales and Marketing        1998      $156,077      $2,500           55,271 (4)
                                           1997      $150,000          $0           28,000 (3)

Joseph C. Griffin (2)                      1999      $129,212          $0           25,000 (6)
Vice President,Regulatory                  1998      $103,835          $0               0
Affairs                                    1997      $ 99,170          $0               0

C. Bryan Byrd                              1999      $112,083          $0               0
Vice President, Engineering                1998      $102,083          $0           18,000 (7)
and Operations                             1997      $ 92,083          $0               0

Joseph M. Turner                           1999      $110,000          $0           50,000 (8)
Chief Financial Officer                    1998      $    -0-          $0               0
                                           1997      $    -0-          $0               0

1) Mr. Rolston served as National Sales Manager of the Company until April 1998 when he was named Vice President, Sales and Marketing.

2) Mr. Griffin served as President of ProCath until February 1999 when he was named Vice President Regulatory Affairs. Mr. Griffin retired as of June 1, 2000.

3) On September 30, 1997, the Company granted Mr. Rolston a incentive stock option to purchase 28,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 5,600 of such shares vest on the grant date and options to purchase an additional 5,600 of such shares vest each year thereafter. The term of such option is five years.

4) On April 30, 1998, the Company canceled an incentive stock option to purchase 12,000 shares of common stock issued in 1996 and granted Mr. Rolston a new incentive stock option to purchase 12,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 2,400 shares vested on the grant date and options to purchase an additional 2,400 shares vest each year thereafter. The term of such option is five years. On July 23, 1998, the Company granted Mr. Rolston an incentive stock option to purchase 969 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.50 per share. Options to purchase all 969 of such shares vested on the grant date. The term of such option is five years. On July 23, 1998, the Company granted Mr. Rolston an incentive stock option to purchase 15,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 3,000 shares vested on the grant date and options to purchase an additional 3,000 shares vest each year thereafter. The term of such option is five years. On December 7, 1998, the Company granted Mr. Rolston an incentive stock option to purchase 12,500 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 2,500 shares vested on the grant date and options to purchase an additional 2,500 shares vest each year thereafter. The term of such option is five years. On December 31, 1998, the Company granted Mr. Rolston an incentive stock option to purchase 14,802 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.88 per share. Options to purchase 2,960 shares vest on the grant date and options to purchase an additional 2,960 shares become exercisable each year thereafter. The term of such option is five years.

5) On January 1, 1999, the Company granted Mr. Rolston an incentive stock option to purchase 12,500 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 2,500 shares vested on the grant date and options to purchase an additional 2,500 shares vest each year thereafter. The term of such option is five years. On June 30, 1999 the Company granted Mr. Rolston an incentive stock option to purchase 3,422 shares of common stock pursuant to the 1995 Long term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 685 shares vested on the grant date and options to purchase an additional 684 vest each year thereafter. The term of such options is five years.

6) On February 5, 1999, the Company granted Mr. Griffin an incentive stock option to purchase 25,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 5,000 shares vested on the grant date and options to purchase an additional 5,000 such shares vest each year thereafter. The term of such option was five years, but due to Mr. Griffin's retirement, the 10,000 shares vested as of June 1, 2000 will expire July 1, 2000.

7) On July 23, 1998, the Company granted Mr. Byrd an incentive stock option to purchase 18,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 3,600 shares vested on grant date and options to purchase an additional 3,600 such shares vest each year thereafter. The term of such option is five years.

8) On February 5, 1999, the Company granted Mr. Turner an incentive stock option to purchase 50,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 10,000 shares vested on grant date and options to purchase an additional 10,000 such shares vest each year thereafter. The term of such option is five years.

Stock Options

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 1999.

                        Option Grants in Fiscal Year 1999

                                           Number of Shares          Percent of Total          Exercise
                                          Underlying Options        Options Granted to         Price Per
                                               Granted               Employees in 1999           Share      Expiration Date
                                          --------------------------------------------------------------------------------------
J. Randall Rolston                             15,922                     11.1%                 $3.00        January - June
Vice President, Sales and Marketing

Joseph Griffin                                 25,000                     17.5%                 $3.00        July 1, 2000 (1)
Vice President,
Regulatory Affairs

Joseph M. Turner                               50,000                     35.0%                 $3.00        February 2004
Chief Financial Officer

-------------------------------------------------------------------------------
(1)  Mr. Griffin retired from the Company effective June 1, 2000

Option Exercises and Holdings

The following table provides certain information with respect to the Named Executive Officers concerning the exercise of stock options during the fiscal year ended December 31, 1999 and the value of unexercised stock options held as of December 31, 1999

         Aggregated Option Exercises in 1999 and Year End Option Values

                                          Number of Shares
                                             Underlying
                                             Unexercised                                  Value of Unexercised
                                             Options at                                 In the Money Options at
                                          December 31, 1999                            December 31, 1999 ($) (1)
                                          -----------------                            -------------------------
Name                                 Exercisable           Unexercisable          Exercisable             Unexercisable
------------------------             -----------           -------------          -----------             -------------
David A. Jenkins (2)                   150,000                16,000                $398,500                 $44,000
Chairman,  President
and Chief Executive
Officer

J. Randall Rolston (3)                 42,676                 56,517                $75,878                  $99,971
Vice President, Sales
and Marketing

Joseph C. Griffin (3)                   5,000                 20,000                 $8,750                  $35,000
VicePresident,
Regulatory Affairs

Joseph M. Turner (3)                   10,000                 40,000                $17,500                  $70,000
Chief Financial Officer

C. Bryan Byrd (3)                      57,200                 10,800                $150,100                 $18,900
Vice President,
Engineering and
Manufacturing

No options were exercised by the Named Executive Officers during the fiscal year ended December 31, 1999.

(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying Common Stock using the closing sale price on the Nasdaq National Market of $4.75 per share on December 31, 1999.

(2) The Company granted Mr. Jenkins a non-qualified stock option to purchase 96,000 shares of common stock at an exercise price of $2.20 per share (the "Jenkins NQSO"). Options to purchase 30,000 of the Jenkins NQSO shares became exercisable on the grant date and options to purchase 1,000 shares become exercisable each month thereafter. The term of the Jenkins NQSO option is five years. On November 29, 1995, the Company granted Mr. Jenkins an incentive stock option to purchase 70,000 shares of Common Stock pursuant to the Company's 1995 Plan at an exercise price of $2.20 per share (the "Jenkins ISO"). Options to purchase 45,000 of the Jenkins ISO shares became exercisable upon completion of the Company's initial public offering and options to purchase the remaining 25,000 Jenkins ISO shares became exercisable on the first anniversary of the granting of the Jenkins ISO. The term of such option is ten years.

(3)   See footnotes to prior table concerning compensation.

Employment Agreements

      On August 31, 1995, the Company entered into an Employment Agreement Addendum with David A. Jenkins, which extended the term of his employment through March 1, 1999 and has been further extended through December 31, 2000. The addendum provides for base compensation of $145,000, plus five percent of the Company's consolidated income before taxes. During 1998, the Board of Directors increased Mr. Jenkins' salary to $180,000 per year. Mr. Jenkins' Employment Agreement may be terminated at any time for cause. The Employment Agreement contains a non-competition provision extending for two years after termination of employment for cause and, in the Company's discretion, one year after termination of employment for any other reason, provided that if Mr. Jenkins is terminated without cause, the Company is obligated to continue to pay him compensation during such discretionary period.

Section 16(a) Beneficial Ownership Reporting Requirements

      Section 16(a) of the Exchange Act requires the Company's executive officers, directors and holders of more than ten percent (10%) of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it or oral or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, with respect to the year ended December 31, 1999, its executive officers, directors and greater than 10% beneficial owners complied with all such filing requirements.

Security Ownership of Certain Beneficial Owners and Management

Based upon information available to the Company, the following table sets forth certain information regarding beneficial ownership of Common Stock of the Company as of June 13, 2000, by (i) each of the Company's directors, (ii) the Named Executive Officers, (iii) all directors and executive officers as a group and (iv) each person known to the Company to beneficially own more than five percent of the Company's common stock. Pusuant to filings made by respective holders with the Securities and Exchange Commission. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name and Address                                     Number of          Percentage of
of Beneficial Owner                                   Shares          Class Beneficially
                                                   Beneficially            Owned (1)
                                                       Owned
-----------------------------------------------   --------------      -------------------
EGS Private Healthcare Partnership, LP (2) (3)       1,312,500              11.2%
350 Park Avenue
New York, NY  10022

EGS Private Healthcare Counterpart, LP (6) (3)         187,500               1.6%
350 Park Avenue
New York, NY  10022

David A. Jenkins (4)                                 1,055,000               9.0%
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

H & Q Healthcare Investors  (5)                        645,000               5.5%
50 Rowes Wharf
Boston, MA 02110-6679


                                       9

H & Q Life Sciences Investors (5)                      430,000               3.7%
50 Rowes Wharf
Boston, MA 02110-6679

Oppenheimer Funds, Inc.                                600,000               5.1%
Two World Trade Center
New York, NY 10048

Medtronic, Inc.                                        458,000               3.9%
7000 Central Avenue NE
Minneapolis, MN 55432

David W. Mortara, Ph.D. (7)                            179,000               1.5%
7865 North 86th Street
Milwaukee, WI 53224

Joseph C. Griffin (8)                                   55,836               0.5%
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

Darryl D. Fry (9)                                      123,000               1.1%
100 Stierli Court - Suite 107
Mount Arlington, NJ  07856

J. Randall Rolston (10)                                 95,588               1.0%
100 Stierli Court - Suite 107
Mount Arlington, NJ 07856

John E. Underwood (11)                                  23,000                  *
c/o Proteus International
Crossroads Plaza
Mahwah, NJ 07430

All Named Executive Officers and
 directors as a group                                1,531,424              13.1%
(6 persons) (12)

* Represents beneficial ownership of less than one percent of the Common Stock.

(1) Applicable percentage ownership as of June 13, 2000 is based upon 11,738,167 shares of Common Stock outstanding together with the applicable options and/or warrants for such shareholder. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges ("Purchase Rights") are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of such Purchase Rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2)   Includes 306,250 shares issuable upon exercise of warrants.

(3) EGS Private Healthcare Partnership, LP and EGS Private Healthcare Counterpart, LP share certain common management and ownership.

(4) Includes 150,000 shares issuable upon exercise of fully vested options. Also includes 160,000 shares held by Mr. Jenkins as trustee for the Dalin Class Trust, 42,500 shares held by Mr. Jenkins' wife and 20,000 shares held by Mr. Jenkins wife as custodian for his children. Mr. Jenkins disclaims beneficial ownership of 42,500 shares held by his wife and 20,000 shares held by his wife as custodian for his children.

(5) H & Q Life Sciences Investors and H & Q Healthcare Investors share certain common management and ownership.

(6)   Includes 43,750 shares issuable upon exercise of warrants.

(7)   Includes 51,000 shares issuable upon exercise of fully vested options.

(8)   Includes 10,000 shares issuable upon exercise of fully vested options.

(9)   Includes 5,000 shares issuable upon exercise of fully vested options.

(10)  Includes 35,176 shares issuable upon exercise of fully vested options.

(11)  Includes 20,000 shares issuable upon exercise of fully vested options.

(12)  Includes 271,000 shares issuable upon exercise of fully vested options.

                 Certain Relationships and Related Transactions

Mortara Instrument, Inc. and Affiliates

The Company purchases certain components for the EP WorkMate(R) and ALERT(R) Companion from Mortara Instrument. Dr. David W. Mortara, a director of the Company, is also a Director and shareholder of Mortara Instrument. The approximate value of products purchased from Mortara Instrument was $971,000 and $546,000 in 1999 and 1998, respectively. Mr. Mortara is also a shareholder in an overseas distributor which is expected to commence selling Company products in calendar year 2000. The Company believes that each of the transactions with Mr. Mortara's affiliates were entered into on terms and at prices no less favorable than the Company could have received from an unaffiliated party.

PROPOSAL # 2. APPROVAL OF THE AMENDMENT TO AND RESTATEMENT OF THE 1995 LONG TERM INCENTIVE PLAN

General

      Shareholders are being asked to approve an amendment to and restatement of the 1995 Long Term Incentive Plan (the "1995 LTIP") to broaden the powers of the Compensation Committee in their administration of the 1995 LTIP specifically including but not limited to broadening the definition of Eligible Employees to expressly include agents or consultants and providing the Compensation Committee the power to increase benefits accruing to Eligible Employees without the approval of the Company's shareholders.

      The Board of Directors believes that providing broader powers to the Compensation Committee without the Compensation Committee having to obtain prior shareholder approval would, among other things, promote the interests of the Company and its shareholders by assisting the Company in attracting, retaining and maximizing the performance of officers and key employees, agents and consultants. The Board and Compensation Committee would continue to be required to obtain shareholder approval to increase the total number of shares of Stock subject to the Plan. A summary of the proposed amendments to the 1999 LTIP is set forth in Appendix A and the full text of the amended and restated 1995 LTIP is annexed to this Proxy Statement as Exhibit A.

      Unless instructed otherwise, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies "FOR" amendment to and restatement of the 1995 LTIP.

Description of the 1995 LTIP

      Only eligible employees, agents or consultants of the Company may be granted options under the 1995 LTIP. The selection of employees, agents or consultants of the Company who will hereafter receive grants under the 1995 LTIP is to be determined by the Compensation Committee in its discretion. It is therefore not possible to predict the amounts that will be received by or allocated to particular individuals or groups of employees. Set forth elsewhere in this Proxy

Statement is information relating to outstanding options previously granted to the Named Executive Officers and each of the Company's directors.

      The 1995 LTIP was adopted by the Board of Directors and shareholders in November 1995 and was subsequently amended in October 1997 and November 1999 to increase the authorized quantity of shares available for issuance. A total of 1,000,000 shares of Common Stock are currently authorized for issuance under the 1995 LTIP and options to purchase 847,060 shares were outstanding as of June 13, 2000. Such options were held by 44 employees of the Company and were exercisable at exercise prices ranging from $1.75 to $4.25 with an average exercise price of $3.09 per share. The 1995 LTIP provides for grants of "incentive" ("ISO") and "non-qualified" ("NQSO") stock options to employees of the Company. The 1995 LTIP is administered by the Compensation Committee, which determines the optionees and the terms of the options granted, including the exercise price, number of shares subject to the options and the exercisability thereof. The 1995 LTIP will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

      The exercise price of an ISO granted under the 1995 LTIP must be equal to at least the fair market value of the Common Stock on the date of grant, and the term of such option may not exceed ten years. With respect to any optionee who owns stock representing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any ISO must be equal to at least 110% of the fair market value of the Common Stock on the date of grant, and the term of the option may not exceed five years. The aggregate fair market value of Common Stock (determined as of the date of the option grant) for which an ISO may for the first time become exercisable in any calendar year may not exceed $100,000. The exercise price for any NQSO will be established by the Compensation Committee, and may be more or less than the fair market value of the Common Stock on the date of grant.

Federal Income Tax Consequences Relating to the 1995 LTIP

      The following discussion summarizes the material federal income tax consequences of participation in the 1995 LTIP. The discussion is general in nature and does not address issues related to the tax circumstances of any particular optionee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign consequences.

      An optionee will not have any income at the time an ISO is granted. Furthermore, an optionee will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option exercise price of the shares will be a preference item that could create an alternative minimum tax liability. If an optionee disposes of the shares acquired on exercise of an ISO after the later of two (2) years after the grant of the ISO or one (1) year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option exercise price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code of 1986, as amended (the "Code"). If the optionee disposes of the shares within two (2) years of the date of grant of the ISO or within one (1) year of exercise of the ISO, the disposition is normally a "disqualifying disposition," and the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the amount received for the shares (or, if less, the fair market value of the shares at the time the ISO is exercised) over the option exercise price of the shares. The balance of the gain, if any, will be long-term or short-term capital gain depending on whether the shares were sold more than one (1) year after the ISO was exercised.

      The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If the optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to a deduction at the same time and in the same amount as the optionee, assuming that the deduction is not disallowed by Section 162(m) of the Code (which limits the Company's deduction in any one (1) year for renumeration paid to certain executives in excess of $1 million) or is otherwise limited under the Code.

      A recipient of an NQSO will not have any income at the time the NQSO is granted, nor will the Company be entitled to a deduction at that time. When an NQSO is exercised, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option pertains over the option exercise price of the shares. The Company will be entitled to a tax deduction with respect to an NQSO at the same time and in the same amount as the recipient, assuming that the deduction is not disallowed by Section 162(m) of the Code (which limits the Company's deduction in any one (1) year for remuneration paid to certain executives in excess of $1 million) or is otherwise limited under the Code.

      As of June 15, 2000, the last reported sales price per share of the Common Stock on the Nasdaq National Market was $5.0625.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
         APPROVAL OF THE AMENDMENT TO AND RESTATEMENT OF THE 1995 LTIP.

PROPOSAL # 3. APPROVAL OF THE AMENDMENT TO AND RESTATEMENT OF THE 1995 DIRECTOR OPTION PLAN

General

      Shareholders are being asked to approve an amendment to and restatement of the 1995 Director Option Plan (the "1995 Director Option Plan") to broaden the powers of the Plan Committee in their administration of the 1995 Director Option Plan specifically including but not limited to broadening the definition of Eligible Director to expressly include newly elected members of the Board of Directors or members of the Board of Scientific Advisors of the Company; providing for outstanding but unvested options to vest upon a Change of Control (as defined); and providing the Plan Committee the power to modify the requirements for eligibility for participation and increase benefits accruing to Eligible Directors without the approval of the Company's shareholders. These 1995 Director Stock Option Plan amendments are not taken in response to or as a consequence of any inquiry from any third party but are designed to make the role of outside director more attractive by lessening the uncertainty of whether or when the options would be available for exercise. The Plan Committee considered whether the proposed Change of Control provision might deter an acquisition proposal or tender offer for the Company's common stock that might otherwise be forthcoming and believed that it would not.

      The Board of Directors believes that providing broader powers to the Plan Committee without the Plan Committee having to obtain prior shareholder approval would, among other things, promote the interests of the Company and its shareholders by assisting the Company in attracting, retaining and maximizing the performance of outside directors and scientific advisors. The Board and Plan Committee would continue to be required to obtain shareholder approval to increase the total number of shares of Stock subject to the 1995 Director Option Plan. A summary of the proposed amendments to the 1995 Director Option Plan is set forth in Appendix B and the full text of the amended and restated 1995 Director Option Plan is annexed to this Proxy Statement as Exhibit B.

      Unless instructed otherwise, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies "FOR" amendment to and restatement of the 1995 Director Option Plan.

Description of the 1995 Director Option Plan

      Only newly elected members of the Board of Directors of the Company or the Board of Scientific Advisors who are not employees of the Company may be granted options under the 1995 Director Option Plan. The selection of outside directors or scientific advisors who will hereafter receive grants under the 1995 Director Stock Option Plan is to be determined by theBoard of Directors and the Company shareholders in their respective discretion. Each Eligible Director newly elected to serve on the Board of Directors is automatically granted an option to purchase 60,000 shares of Common Stock at an exercise price equal to the Fair Market Value of the Stock on the date the Option is granted Each Eligible Director newly elected to serve on the Board of Scientific Advisors of the Company is automatically granted an option to purchase 36,000 shares of Common Stock at an exercise price equal to the Fair Market Value of the Stock on the date the Option is granted. Set forth elsewhere in this Proxy Statement is information relating to outstanding options previously granted to each of the Company's outside directors who are members of the Company's Board of Directors.

      The 1995 Director Option Plan was adopted by the Board of Directors and shareholders in November 1995. A total of 360,000 shares of Common Stock are currently authorized for issuance under the 1995 Director Option Plan and options to purchase 180,000 shares were outstanding as of the date of this Proxy Statement and were exercisable at exercise prices ranging from $2.00 to $3.00 with an average exercise price of $2.67 per share. The options become exercisable at the rate of 1,000 shares per month, commencing with the first month following the date of grant for so long as the optionee remains a director or advisor, as the case may be.

      The 1995 Director Option Plan is proposed to be amended to provide that upon a Change of Control, any unvested option immediately become vested and exercisable. A Change of Control is defined to have taken place when (i) any person acquires directly or indirectly more than 40% of the Company's voting securities; (ii) the Company's original and subsequent Board of Directors elected by at least 2/3rds of the then current Board no longer constitute a majority of the members of the Company's Board; (iii) the Company enters into a transaction which results in the Company shareholders prior to the transaction holding less than 75% of the voting power after the transaction; or the Company shareholders approve a plan of complete liquidation of the sale or disposition of 50% or more in value of the total assets of the Company. (See Exhibit B)

      The 1995 Director Option Plan is administered by the Plan Committee, none of whom shall be eligible to participate in the 1995 Director Option Plan which has complete authority to interpret the 1995 Director Option Plan. The 1995 Director Option Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors or extended with the approval of the Company's shareholders.

Federal Income Tax Consequences Relating to the 1995 Director Option Plan

      The following discussion summarizes the material federal income tax consequences of participation in the 1995 Director Option Plan. The discussion is general in nature and does not address issues related to the tax circumstances of any particular optionee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign consequences.

      A recipient of an 1995 Director option Plan option will not have any income at the time the option is granted, nor will the Company be entitled to a deduction at that time. When an option is exercised, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option pertains over the option exercise price of the shares. The Company will be entitled to a tax deduction with respect to an option at the same time and in the same amount as the recipient, assuming that the deduction is not disallowed by Section 162(m) of the Code (which limits the Company's deduction in any one (1) year for remuneration paid to certain executives in excess of $1 million) or is otherwise limited under the Code.

      As of June 15, 2000, the last reported sales price per share of the Common Stock on the Nasdaq National Market was $5.0625.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO AND RESTATEMENT OF THE 1995 DIRECTOR OPTION PLAN.

            PROPOSAL # 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

      Upon recommendation of the Audit Committee, the Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to act as independent auditors of the Company for the fiscal year ending December 31, 2000, subject to ratification of such appointment by the shareholders at the Annual Meeting.

      Arthur Andersen LLP were the auditors of the Company from inception through the fiscal year ended December 31, 1997. During August 1998, upon a recommendation issued by the Audit Committee and approved by the Board of Directors and shareholders, the Company changed certifying accountants from Arthur Andersen LLP to PricewaterhouseCoopers LLP. During the 1997 fiscal year and subsequent interim period in 1998 preceding the change in accountants, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. In addition, the report issued by Arthur Andersen LLP on the Company's financial statements for the 1997 fiscal year did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

      During the 1997 fiscal year and the subsequent interim period in 1998 prior to engaging them as independent public accountants, PricewaterhouseCoopers LLP were not consulted by the Company regarding (i) application of accounting principles to specific transactions, (ii) the type of audit opinion to be rendered in regard to the Company's financial statements or (iii) any disagreements or reportable events.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
                OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER BUSINESS

      The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended for inclusion in the proxy materials for the Company's 2001 Annual Meeting of Shareholders must be received by the Company no later than February 28, 2001. Such proposals should be directed to EP MedSystems, Inc., 100 Stierli Court - Suite 107, Mount Arlington, New Jersey 07856, Attention: Corporate Secretary.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Shareholders for 1999, including financial statements, accompanies this Proxy Statement.

                                   FORM 10-KSB

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO INVESTOR RELATIONS AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

                              By Order of the Board of Directors,


                              /s/Joseph M. Turner
                              ------------------------------------------------
                                Joseph M. Turner
                              Chief Financial Officer, Treasurer and Secretary

June 23, 2000

                                   APPENDIX A
                             PROPOSED AMENDMENTS TO
                          1995 LONG TERM INCENTIVE PLAN

The EP MedSystems, Inc. 1995 Long Term Incentive Plan (the "Plan") is hereby amended as follows:

      1. The definition of "Eligible Employees" is hereby amended and restated in entirety as follows:

      "Eligible Employee" - Any person who is an employee, agent or consultant of the Company as determined by the Committee".

      2. Section 7 of the Plan is hereby amended and restated in its entirety as follows:

"7. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

      7.1 The Board may, upon recommendation of the Committee, (i) modify the requirements for eligibility for participation or change the class of Eligible Employees to whom Options may be granted, or Awards of Restricted Stock may be made, under the Plan; (ii) increase the benefits accruing to Eligible Employees with respect to Options granted, or Awards of Restricted Stock made, under the Plan or (iii) terminate the Plan at any time or amend or modify the Plan at any time or from time to time, provided, however, that no such action of the Board shall do any of the following:

            (a) Increase Number o1f Shares. Except as contemplated in Section
3.2 of the Plan, increase the total number of shares of Stock subject to the Plan without the approval of shareholders.

            (b) Change Terms of Outstanding Options. Change the Option Price or otherwise alter or impair any Option previously granted to an Optionee under the Plan without the consent of the Optionee."

      3. The Plan is hereby amended to reflect conforming ministerial changes.

      4. Ratification. The Amended and Restated Plan set forth in Exhibit A hereto is hereby ratified and confirmed..

      5. Effective Date. The effective date of this amendment to and restatement of the Plan shall be July 18, 2000.

              [The remainder of this page is intentionally blank.]

                                   APPENDIX B
                      PROPOSED AMENDMENT AND RESTATEMENT\OF
                            1995 DIRECTOR OPTION PLAN

The EP MedSystems, Inc. 1995 Director Option Plan (the "Plan") is hereby amended and restated as follows:

      1. The definition of "Eligible Director " set forth in Section 1 Definitions is amended and restated to read in its entirety as follows:

      "Eligible Director" - Any person who is newly elected as a member of the Board or the Advisory Board and who is not an employee of the Company.

      2. A new Definition 1.3 "Change In Control" is added to Section 1 Definitions as follows:

            "Change of Control" - A change of control shall be deemed to have occurred if:

                  (i) Any person, firm or corporation acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 40% or more of the total voting power of all the then-outstanding voting securities of the Company; or

                  (ii) the individuals (A) who, as of the date hereof constitute the Board of Directors of the Company (the "Original Directors") or (B) who thereafter are elected to the Board of Directors of the Company (the "Company Board") and whose election, or nomination for election, to the Company Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such Directors being called "Additional Original Directors") or (C) who are elected to the Company Board and whose election or nomination for election to the Company Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Company Board; or

                  (iii) The shareholders of the Company shall approve a merger, consolidation, recapitalization or reorganization of the Company or consummation of any such transaction if shareholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

                  (iv) The shareholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more in value of the total assets of the Company)."

      3. Sections 5.1 and 5.2 are hereby amended and restated to read in their entirely as follows:

      "5.1 Grant of Options. Options shall be granted only to Eligible
Directors.

            (a) Each Eligible Director newly elected to serve on the Board shall be granted an option to purchase 60,000 shares of Stock on the terms set forth in this Section 5.

            (b) Each Eligible Director newly elected to serve on the Advisory Board is granted an option to purchase 36,000 share of Stock on the terms set forth in this Section 5.

            (c) Each Option granted under the Plan shall be evidenced by a writing dated as of the date the Option is granted. The writing shall contain such terms and conditions as shall be determined by the Committee, consistent with the Plan.

      5.2 Vesting. Each Option shall be exercisable at the rate of 1,000 shares per month commencing with the first month following the date of grant, provided however, that upon a Change of Control, all Options shall immediately become vested and exercisable."

      4. Section 7 of the Plan is hereby amended and restated in its entirety as follows:

      7. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

      7.1 The Board may, upon recommendation of the Committee, (i) modify the requirements for eligibility for participation, or change the class of Eligible Directors to whom Options may be granted under the Plan; (ii) materially increase or decrease the benefits accruing to Eligible Directors with respect to Options granted under the Plan; or (iii) terminate the Plan at any time or amend or modify the Plan at any time or from time to time, provided, however, that no such action of the Board shall do any of the following:

            (a) Increase Number of Shares. Except as contemplated in Section 3.2 of the Plan, increase the total number of shares of Stock subject to the Plan without the approval of shareholders.

            (b) Change Terms of Outstanding Options. Modify the requirements for eligibility for participation, or change the Option Price or otherwise alter or impair any Option previously granted to an Optionee under the Plan without the consent of the Optionee.

            (c) Continue Plan. Continue the Plan in effect beyond November 30, 2005, without the approval of the Company shareholders.

      5. The Plan is hereby amended to reflect conforming ministerial changes.

      6. Ratification. The Amended and Restated plan set forth in Exhibit B is hereby ratified and confirmed.

      7. Effective Date. The effective date of this amendment to and restatement of the Plan shall be July 18, 2000.

              [The remainder of this page is intentionally blank.]

                                 REVOCABLE PROXY
                               EP MEDSYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 18, 2000.

The undersigned hereby appoint(s) David A. Jenkins and C. Bryan Byrd, and each of them, as proxies, each with full power of substitution, to represent and vote as designated all shares of Common Stock of EP MedSystems, Inc. held of record by the undersigned on June 13, 2000, at the Annual Meeting of Shareholders of the Company to be held at The Four Points Hotel by Sheraton, 15 Howard Boulevard, Mount Arlington, New Jersey, at 10:00 a.m., local time, on Tuesday July 18, 2000 with authority to vote upon the matters listed on this proxy card and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT -- PLEASE DATE AND SIGN IN THE BOX BELOW.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE. |X|

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR THE NOMINEES" IN ITEM 1
                            AND "FOR" ITEMS 2,3 and 4.

                                              FOR          WITHHOLD AUTHORITY
                                          the Nominee    to vote for the Nominee
                                          -----------    -----------------------
1. ELECTION OF DIRECTORS
   Class II Nominee: Darryl D. Fry           |_|                  |_|

   VOTE WITHHELD from all nominees listed above                   |_|

                                             VOTE         VOTE
                                             FOR         AGAINST       ABSTAIN
                                             ----        -------       -------
2. APPROVAL OF AMENDMENT TO AND
   RESTATEMENT OF 1995 LONG
   TERM INCENTIVE PLAN                       |_|          |_|           |_|

                                             VOTE         VOTE
                                             FOR         AGAINST       ABSTAIN
                                             ----        -------       -------
3. APPROVAL OF AMENDMENT TO AND
   RESTATEMENT OF 1995 DIRECTOR
   OPTION PLAN                               |_|          |_|           |_|

                                             VOTE         VOTE
                                             FOR         AGAINST       ABSTAIN
                                             ----        -------       -------
4. RATIFICATION OF  PRICEWATERHOUSE-
   COOPERS LLP AS INDEPENDENT AUDITORS
   FOR THE FISCAL YEAR ENDING
   DECEMBER 31, 2000                         |_|          |_|           |_|

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR THE NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

Signature(s):_____________________________________________ Date

Please sign exactly as your name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

                                                YES      NO
                                                ---      --
      I plan to attend the Annual Meeting       |_|     |_|

                                                                       EXHIBIT A

                               EP MEDSYSTEMS, INC.
                              AMENDED AND RESTATED
                          1995 LONG TERM INCENTIVE PLAN

1. DEFINITIONS

      As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

      1.1 "Board" - The Board of Directors of the Company.

      1.2 "Committee" - The Compensation Committee of the Company, being comprised of two or more members of the Board appointed by the Board to administer the Plan. The Committee shall consist solely of directors who are "nonemployee directors" within the meaning of Regulation 16b-3 under Section 16 of the Securities Exchange Act of 1934, as such regulations may be amended from time to time. To the extent feasible, the members of the Committee shall also be "outside directors" as that term is defined in the Treasury Regulations under
Section 162(m) of the Code.

      1.3 "Company" - EP MedSystems, Inc., a New Jersey corporation, and any Subsidiary thereof.

      1.4 "Code" - The United States Internal Revenue Code of 1986, as from time to time amended.

      1.5 "Eligible Employee" - Any person who is an employee, agent or consultant of the Company as determined by the Committee.

      1.6 "Fair Market Value" - The per share fair market value of the Stock of the Company, determined by and in accordance with such valuation procedures and methods as are established from time to time by the Committee in good faith and in accordance with the provisions of the Code and any regulations promulgated thereunder. In particular, Treasury Regulation 20.2031-2(c) provides that fair market value may be determined by taking the mean between the bona fide bid and ask prices on the valuation date, or if none, by taking a weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the valuation date, if both such nearest dates are within a reasonable period; if such bid and ask prices are unavailable, fair market value is to be determined by taking into consideration the Company's net worth, prospective earning power and dividend paying capacity and other relevant factors such as good will, economic outlook in the Company's industry, the Company's position in the industry and its management, the size of the block of stock to be valued, and the values of stock of corporation engaged in the same or similar lines of business.

      1.7 "Option" - An option to purchase Stock of the Company granted pursuant to the provisions of the Plan. Options may be either (a) Incentive Stock Options as defined in Section 422 of the Code ("ISOs") or (b) non-statutory stock options ("NQSOs") or any combination thereof. The status of each grant as an ISO or NQSO shall be clearly set forth at the time of the grant of the Option, provided, however, that in the event the aggregate fair market value (determined as of the date(s) of grant) of the shares of stock with respect to which an ISO become exercisable for the first time by an Optionee exceeds $100,000 in any calendar year, the Options with respect to the excess shares will be NQSOs notwithstanding anything contained in the grant of the Option to the contrary.

      1.8 "Optionee" - The person to whom an Option has been granted pursuant to the provisions of the Plan.

      1.9 "Option Price" - The per share exercise price of the Stock with respect to which an Option has been granted under the Plan.

      1.10 "Plan" - The Company's Amended and Restated 1995 Long Term Incentive Plan, the terms of which are amended and restated as set forth herein.

      1.11 "Stock" - The common stock of the Company.

      1.12 "Subsidiary" - Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns securities possessing at least 50% or more of the total combined voting power of all classes of securities in one of the other corporations in such chain.

2. ESTABLISHMENT AND PURPOSE OF PLAN

      2.1 Establishment of Plan. The Company hereby establishes the Plan to reward and provide incentives for those Eligible Employees who are primarily responsible for the future growth, development and financial success of the Company or a Subsidiary.

      2.2 Purpose of Plan. The purpose of \the Plan is to advance the interests of the Company and its shareholders by affording to Eligible Employees of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such Eligible Employees of Options to purchase Stock in the Company pursuant to the terms of the Plan. By encouraging such Eligible Employees to become owners of shares of Stock in the Company, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

      2.3 Effective Date of Plan. The effective date of the Plan is December 1, 1995.

      2.4 Expiration of the Plan. The Plan shall terminate at the close of business on November 30, 2005 or such earlier date as the Board may determine pursuant to Section 7 of the Plan, and no Option shall be granted after that date.

3. STOCK SUBJECT TO PLAN

      3.1 Limitations. Subject to adjustment pursuant to the provisions of
Section 3.2 hereof, the number of shares of Stock of the Company which may be issued and sold or awarded under the Plan shall not exceed 1,000,000 shares of which shares issued and sold pursuant to Incentive Stock Options under the Plan shall not exceed 900,000.

      3.2 Adjustments.

            (a) Anti-Dilution. If the outstanding shares of Stock of the Company are hereafter changed or converted into or exchanged or exchangeable for a different number or kind of shares or other securities of the Company or of another corporation by reason of a reorganization, merger, consolidation, recapitalization, reclassification, combination of shares, stock dividend, stock split or reverse stock split, appropriate adjustment shall be made in the number of shares and kind of stock which may be granted as provided in Section 3.1, and subject to unexercised Options, to the end that the proportionate interest of Optionee's shall be maintained as before the occurrence of such event.

            (b) Non-survival of Company. In the event of a dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such liquidation, dissolution, merger or combination, to exercise his Option, in whole or in part, to the extent that such Option is then otherwise exercisable and has not previously been exercised, provided, however, that no adjustment shall be made to an incentive stock option which would constitute a "modification" of such Option, as such term is defined in Section 424(h)(3) of the Code.

      3.3 Effect of Exercise or Termination of Option. Shares of Stock with respect to which an Option granted under the Plan shall have been exercised shall not again be available for grant under the Plan. If Options granted under the Plan shall terminate for any reason without being wholly exercised, new Options may be granted under the Plan covering that number of shares of Stock with respect to which such termination relates.

4. ADMINISTRATION OF THE PLAN

      4.1 Administration by Committee. Subject to the provisions of the Plan, the Plan shall be administered by the Committee.

      4.2 Powers and Duties. Subject to the provisions of the Plan, the Committee shall have sole discretion and authority to determine the Eligible Employees to whom Options shall be granted, the number of shares to be covered by any such Option, and the time or times at which any Option may be granted or exercised. The Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Agreement executed pursuant to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

      4.3 Quorum and Majority Rule. A majority of the then members of the Committee shall constitute a quorum and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee, as the case may be, shall constitute the action of the Committee.

      4.4 Liability of Committee. No member of the Committee shall be liable for any action, determination or interpretation under any provision of the Plan or otherwise if such action, determination or interpretation was done or made in good faith by such member of the Board or Committee.

5. OPTIONS GRANTED UNDER THE PLAN

      5.1 Grant of Options. Options shall be granted only to Eligible Employees. An Eligible Employee may be granted one or more Options. Each Option granted under the Plan shall be evidenced by a writing addressed to the Optionee dated as of the date such Option is granted by the Committee. The Agreement shall contain such terms and conditions as shall be determined by the Committee, consistent with the Plan.

      5.2 Participation Limitation. The aggregate Fair Market Value of the Stock with respect to which Incentive Stock Options become exercisable for the first time by any Optionee in any calendar year shall not exceed $100,000. The aggregate Fair Market Value of the Stock with respect to which Options are granted shall be determined as of the date or dates the Options are granted and the foregoing provisions shall be applied by aggregating all Incentive Stock Options granted to an Optionee of the Company.

      5.3 Option Price. The Option Price of the Stock subject to each Option shall be determined by the Committee, provided, however, that in the case of an Incentive Stock Option the Option Price shall not be less than 100%, or, in the case of an Incentive Stock Option granted to an individual who, immediately after the grant, would own, within the meaning of Section 424(d) of the Code, more than 10% of the voting stock of the Company, 110%, of the Fair Market Value of the Stock on the date the Option is granted.

      5.4 Option Exercise Period. The period during which any Option granted under the Plan may be exercised shall not be more than ten years or, in the case of an Incentive Stock Option granted to an individual who, immediately after the grant, would own more than 10% of the voting stock of the Company, five years, from the date of grant of the Option.

      5.5 Option Exercise. An Option granted pursuant to the Plan may be exercised at any time or times, specified by the Committee, prior to the termination of the said Option by delivery by the Optionee of written notice to the

Company specifying the number of shares of Stock to be purchased accompanied by full payment for such shares of Stock. The right of exercise shall be cumulative. Full payment shall be in cash, or at the discretion of the Committee, by the Optionee's note payable over such period of time, at such rate of interest and in form and substance satisfactory to the Committee.

      5.6 Termination of Option.

            (a) Expiration or Termination of Employment. Except as specifically provided in Section 3.2(b) and Sections 5.6(b) and 5.6(c) hereof, the Options granted hereunder shall terminate as of the close of business on the earliest to occur of the date of (i) expiration of the Exercise Period, (ii) an event of default or breach by an Optionee of the terms and conditions of the grant of the Option, or (iii) termination of an Optionee's employment or engagement as an agent or consultant with the Company for cause. If an Optionee's employment is terminated other than for cause, death (as provided in subsection (b) below) or retirement or disability (both as provided in subsection (c) below), the Optionee must exercise his Option, if at all and only to the extent the option is exercisable at termination, within 30 days from the date of such termination, in accordance with the terms of the Plan.

            (b) Death of Optionee. If an Optionee dies prior to the exercise of his Option in full, his Option may be exercised by the Optionee's executors, administrators or heirs within one year after the date of the Optionee's death, provided such death occurred during the Optionee's employment or engagement as an agent or consultant with the Company or within three months following the termination of his employment with the Company by reason of the Optionee's retirement after reaching the age of 65 years or the Optionee's retirement after becoming permanently disabled. Such Option may be so exercised by the Optionee's executors, administrators or heirs only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of the (i) retirement of the Optionee after reaching the age of 65 years or after becoming permanently disabled, or (ii) death of the Optionee. In no event may the Option be exercised at any time after the expiration of the Option Exercise Period set forth in Section 5.4 hereof.

            (c) Retirement or Disability. If an Optionee's employment with the Company is terminated prior to the exercise of his Option in full, by reason of the Optionee's retirement after reaching the age of 65 years or by reason of the Optionee's retirement after becoming permanently disabled, the Optionee shall have the right, during the period ending three months after the date of his termination of employment, to exercise his Option. Such Option may be exercised by the Optionee only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of (i) the retirement of the Optionee after reaching the age of 65 years, or (ii) the date the Optionee becomes permanently disabled. In no event may the Option be exercised at any time after the expiration of the Option Exercise Period set forth in
Section 5.4 hereof.

      5.7 Nontransferability of Options. No Option granted pursuant to the Plan may be transferred by an optioned. Subject to the provisions of Section 5.6(b) hereof, the Option shall be exercisable only by an Optionee during his lifetime.

      5.8 Rights as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock subject to an Option prior to his purchase of such shares of Stock by exercise of such Option as provided in the Plan.

      5.9 Right of Company to Terminate Employment. Nothing contained in the Plan or any Option granted under the Plan shall confer on an Optionee any right to continued employment by the Company or interfere in any way with the right of the Company or a Subsidiary to terminate an Optionee's employment with it any time for any reason or for no reason.

6. DELIVERY OF STOCK CERTIFICATES

      6.1 The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of all or any portion of any Option granted under the Plan prior to the fulfillment of any of the following conditions which may, from time to time, be applicable to the issuance of the
Stock:

            (a) Listing of Shares. The admission of such shares of Stock to listing on (i) all stock exchanges on which the Stock of the Company is then listed or (ii) the NASDAQ.

            (b) Registration and/or Qualification of Shares. The completion of any registration or other qualification of such shares of Stock under any federal or state securities laws or under the regulations promulgated by the Securities and Exchange Commission or any other federal or state governmental regulatory body, which the Committee shall deem necessary or advisable. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933, as amended, or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulations or requirement.

            (c) Approval or Clearance. The obtaining of any approval or clearance from any federal or state governmental agency which the Committee shall determine to be necessary or advisable.

            (d) Reasonable Lapse of Time. The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

7. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

      7.1 The Board may, upon recommendation of the Committee, (i) modify the requirements for eligibility for participation or change the class of Eligible Employees to whom Options may be granted, or Awards of Restricted Stock may be made, under the Plan; (ii) increase the benefits accruing to Eligible Employees with respect to Options granted, or Awards of Restricted Stock made, under the Plan or (iii) terminate the Plan at any time or amend or modify the Plan at any time or from time to time, provided, however, that no such action of the Board shall do any of the following:

            (a) Increase Number of Shares. Except as contemplated in Section 3.2 of the Plan, increase the total number of shares of Stock subject to the Plan without the approval of stockholders.

            (b) Change Terms of Outstanding Options. Change the Option Price or otherwise alter or impair any Option previously granted to an Optionee under the Plan without the consent of the Optionee.

8. MISCELLANEOUS

      8.1 Plan Binding on the Successors. The Plan shall be binding upon the successors and assigns of the Company.

      8.2 Withholding Taxes. Whenever Federal, state and local tax is due on the exercise of Options granted, or the expiration of restrictions on Restricted Stock awarded, under this Plan, the Company may require the Optionee or participant to remit an amount sufficient to satisfy Federal, state and local withholding taxes prior to the delivery of any certificate for such shares.

                                                                       Exhibit B
                               EP MEDSYSTEMS, INC.
                              AMENDED AND RESTATED
                            1995 DIRECTOR OPTION PLAN

1 DEFINITIONS

      As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

      1.1 "Advisory Board" - The Board of Scientific Advisors of the Company.

      1.2 "Board" - The Board of Directors of the Company.

      1.3 "Change of Control" - A change of control shall be deemed to have occurred if:

            (i) Any person, firm or corporation acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 40% or more of the total voting power of all the then-outstanding voting securities of the Company; or

            (ii) the individuals (A) who, as of the date hereof constitute the Board of Directors of the Company (the "Original Directors") or (B) who thereafter are elected to the Board of Directors of the Company (the "Company Board") and whose election, or nomination for election, to the Company Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such Directors being called "Additional Original Directors") or (C) who are elected to the Company Board and whose election or nomination for election to the Company Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Company Board; or

            (iii) The shareholders of the Company shall approve a merger, consolidation, recapitalization or reorganization of the Company or consummation of any such transaction if shareholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

            (iv) The shareholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more in value of the total assets of the Company).

      1.4 "Committee" - The Plan Committee, being comprised of two or more members of the Board appointed by the Board to administer the Plan, none of whom shall be eligible to participate in this Plan.

      1.5 "Company" - EP MedSystems, Inc., a New Jersey corporation.

      1.6 "Code" - The United States Internal Revenue Code of 1986, as from time to time amended.

      1.7 "Eligible Director" - Any person who is newly elected as a member of the Board or the Advisory Board and who is not an employee of the Company.

      1.8 "Fair Market Value" - The per share fair market value of the Stock of the Company as determined by the Committee taking into consideration industry standards.

      1.9 "Option" - An option to purchase Stock of the Company granted pursuant to the provisions of the Plan. All Options shall be non-statutory stock options within the meaning of the Code.

      1.10 "Optionee" - The person to whom an Option has been granted pursuant to the provisions of the Plan.

      1.11 "Option Price" - The per share exercise price of the Stock with respect to which an Option has been granted under the Plan.

      1.12 "Plan" - The Company's Amended and Restated 1995 Director Option Plan, the terms of which are set forth herein.

      1.13 "Stock" - The common stock of the Company.

2 ESTABLISHMENT AND PURPOSE OF PLAN

      2.1 Establishment and Purpose of Plan. The Company hereby establishes the Plan for the purpose of encouraging equity ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's sustained progress, and thus to provide them with a further incentive to continue as directors of the Company.

      2.2 Effective Date of Plan. The effective date of the Plan is December 1, 1995.

      2.3 Expiration of the Plan. The Plan shall terminate at the close of business on November 30, 2005, or such earlier date as the Board may determine pursuant to Section 7 of the Plan, and no Option shall be granted after that date.

3 STOCK SUBJECT TO PLAN

      3.1 Limitations. Subject to adjustment pursuant to the provisions of
Section 3.2 hereof, the number of shares of Stock of the Company which may be issued and sold under the Plan shall not exceed 360,000 shares.

      3.2 Adjustments.

            (a) Anti-Dilution. If the outstanding shares of Stock of the Company are hereafter changed or converted into or exchanged or exchangeable for a different number or kind of shares or other securities of the Company or of another corporation by recapitalization, reclassification, combination of shares, stock dividend, stock split or reverse stock split, appropriate adjustment shall be made in the number of shares and kind of stock which may be granted as provided in Section 3.1, and subject to unexercised Options, to the end that the proportionate interest of Optionee's shall be maintained as before the occurrence of such event.

            (b) Non-survival of Company. In the event of a dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such liquidation, dissolution, merger or combination, to exercise his Option, in whole or in part, to the extent that such Option is then otherwise exercisable and has not previously been exercised.

4 ADMINISTRATION OF THE PLAN

      4.1 Administration by Committee. Subject to the provisions of the Plan, the Plan shall be administered by the Committee.

      4.2 Powers and Duties. Grants of Options under the Plan and the Option Price shall be automatic as described in Section 5 below. The Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Agreement executed pursuant to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

      4.3 Quorum and Majority Rule. A majority of the then members of the Committee shall constitute a quorum and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee, as the case may be, shall constitute the action of the Committee.

      4.4 Liability of Committee. No member of the Committee shall be liable for any action, determination or interpretation under any provision of the Plan or otherwise if such action, determination or interpretation was done or made in good faith by such member of the Board or Committee.

5 OPTIONS GRANTED UNDER THE PLAN

      5.1 Grant of Options. Options shall be granted only to Eligible Directors.

            (a) Each Eligible Director newly elected to serve on the Board shall be granted an option to purchase 60,000 shares of Stock on the terms set forth in this Section 5.

            (b) Each Eligible Director newly elected to serve on the Advisory Board is granted an option to purchase 36,000 share of Stock on the terms set forth in this Section 5.

            (c) Each Option granted under the Plan shall be evidenced by a writing dated as of the date the Option is granted. The writing shall contain such terms and conditions as shall be determined by the Committee, consistent with the Plan.

      5.2 Vesting. Each Option shall be exercisable at the rate of 1,000 shares per month commencing with the first month following the date of grant, provided however, that upon a Change of Control, all Options shall immediately become vested and exercisable.

      5.3 Option Price. The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on the date the Option is granted.

      5.4 Option Exercise Period.. The period during which any Option granted under the Plan may be exercised shall commence on the date of vesting under
Section 5.2 and end on the close of business on the tenth anniversary of the day proceeding the date of grant, except as otherwise provided in Section 5.6 of the Plan.

      5.5 Option Exercise. An Option granted pursuant to the Plan may be exercised at any time or times, prior to the termination of the said Option, by delivery by the Optionee of written notice to the Company specifying the number of shares of Stock to be purchased accompanied by full payment for such shares of Stock. The right of exercise shall be cumulative. Full payment shall be in cash, or at the discretion of the Committee, by the Optionee's note payable over such period of time, at such rate of interest and in form and substance satisfactory to the Committee.

      5.6 Termination of Option.

            (a) Termination of Service. Except as specifically provided in
Section 3.2(b) and Sections 5.6(b) and 5.6(c) hereof, the Options granted hereunder shall terminate as of the close of business on the earliest to occur of the date of (i) expiration of the Option Exercise Period provided in Section
5.4 hereof, (ii) an event of default or breach by an Optionee of the terms and conditions of such Optionee's Option, or (iii) termination of an Optionee's service on the Board or the Advisory Board. If an Optionee's service on the Board or the Advisory Board is terminated other than for cause, death (as provided in subsection (b) below), or retirement or disability (both as provided in subsection (c) below),


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the Optionee must exercise his Option, if at all and only to the extent the option is exercisable at termination, within 30 days from the date of such termination, in accordance with the terms of the Plan and the option.

            (b) Death of Optionee. If an Optionee dies prior to the exercise of his or her Option in full, his Option may be exercised by the Optionee's executors, administrators or heirs within one year after the date of the Optionee's death, provided such death occurred during the Optionee's service on the Board, or within three months following the termination of such service by reason of the Optionee's retirement after reaching the age of 65 years or the Optionee's retirement after becoming permanently disabled. Such Option may be so exercised by the Optionee's executors, administrators or heirs only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of the (i) retirement of the Optionee after reaching the age of 65 years or after becoming permanently disabled, or (ii) death of the Optionee. In no event may the Option be exercised at any time after the expiration of the Option Exercise Period set forth in Section 5.4 hereof.

            (c) Retirement or Disability. If an Optionee's service on the Board is terminated prior to the exercise of his or her Option in full, by reason of the Optionee's retirement after reaching the age of 65 years or by reason of the Optionee's retirements after becoming permanently disabled, the Optionee shall have the right, during the period ending three months after the date of his or her termination of service on the Board, to exercise his or her Option. Such Option may be exercised by the Optionee only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of (i) the retirement of the Optionee after reaching the age of 65 years, or (ii) the date the Optionee becomes permanently disabled. In no event may the Option be exercised at any time after the expiration of the Option Exercise Period set forth in Section 5.4 hereof.

      5.7 Nontransferability of Options. No Option granted pursuant to the Plan may be transferred by an Optionee. Subject to the provisions of Section 5.6(b) hereof, the Option shall be exercisable only by an Optionee during his lifetime.

      5.8 Rights as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock subject to an Option prior to his or her purchase of such shares of Stock by exercise of such Option as provided in the Plan.

      5.9 Right as a Director. Neither the Plan, nor the granting of an Option hereunder, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or undertaking, express or implied, that the Company will retain any director for any period of time, or at any particular rate of compensation, or with any other benefits whatsoever.

6 DELIVERY OF STOCK CERTIFICATES

      6.1 The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of all or any portion of any Option granted under the Plan prior to the fulfillment of any of the following conditions which may, from time to time, be applicable to the issuance of the
Stock:

            (a) Listing of Shares. The admission of such shares of Stock to listing on (i) all stock exchanges on which the Stock of the Company is then listed or (ii) the NASDAQ.

            (b) Registration and/or Qualification of Shares. The completion of any registration or other qualification of such shares of Stock under any federal or state securities laws or under the regulations promulgated by the Securities and Exchange Commission or any other federal or state governmental regulatory body, which the Committee shall deem necessary or advisable. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933, as amended, or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulations or requirements.

            (c) Approval or Clearance. The obtaining of any approval or clearance from any federal or state


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governmental agency which the Committee shall determine to be necessary or advisable.

            (d) Reasonable Lapse of Time. The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

7 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

      7.1 The Board may, upon recommendation of the Committee, (i) modify the requirements for eligibility for participation, or change the class of Eligible Directors to whom Options may be granted under the Plan; (ii) materially increase or decrease the benefits accruing to Eligible Directors with respect to Options granted under the Plan; or (iii) terminate the Plan at any time or amend or modify the Plan at any time or from time to time, provided, however, that no such action of the Board shall do any of the following:

            (a) Increase Number of Shares. Except as contemplated in Section 3.2 of the Plan, increase the total number of shares of Stock subject to the Plan without the approval of shareholders.

            (b) Change Terms of Outstanding Options. Modify the requirements for eligibility for participation, or change the Option Price or otherwise alter or impair any Option previously granted to an Optionee under the Plan without the consent of the Optionee.

            (c) Continue Plan. Continue the Plan in effect beyond November 30, 2005, without the approval of the Company shareholders.

8 MISCELLANEOUS

      8.1 Plan Binding on the Successors. The Plan shall be binding upon the successors and assigns of the Company.

      8.2 Withholding Taxes. Whenever federal, state and local tax is due on the exercise of Options granted under this Plan, the Company may require the Optionee to remit an amount sufficient to satisfy federal, state and local withholding taxes prior to the delivery of any certificate for such shares.